                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  August 21, 1997



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                    1-6214                  No. 13-2553920
(State or other jurisdiction     (Commission File             (IRS Employer
      of incorporation                Number)              Identification No.)

             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  1-800-411-4932


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99 is a Press Release announcing that Berkshire Hathaway remains a substantial stockholder in Wells Fargo & Co.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99 Copy of the Press Release announcing that Berkshire Hathaway remains a substantial stockholder in Wells Fargo & Co.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 21, 1997.


                                        WELLS FARGO & COMPANY


                                        By:  /s/ GUY ROUNSAVILLE, JR.
                                             -----------------------------
                                             Guy Rounsaville, Jr.
                                             Executive Vice President,
                                               Chief Counsel and Secretary